SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       October 26, 2004 (October 21, 2004)
                Date of Report (Date of earliest event reported)


                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Washington                      0-26542                 91-1141254
(State or Other Jurisdiction     (Commission file number)    (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)


                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

On October 21, 2004, Redhook Ale Brewery, Incorporated (the "Company") and U.S. Bank National Association ("U.S. Bank") entered into the Eleventh Amendment to Amended and Restated Credit Agreement. The amendment, effective as of September 28, 2004, reduces the minimum Tangible Net Worth covenant under the Amended and Restated Credit Agreement to $60,000,000 from $62,000,000, and reduces the minimum Working Capital covenant to $1,900,000 from $2,500,000. The revisions were executed in conjunction with the anticipated impact on the Company's financial statements of the July 1, 2004 agreements between the Company and Widmer Brothers Brewing Company, Craft Brands Alliance and Anheuser-Busch, Inc. In addition to the credit agreement between the Company and U.S. Bank, the Company also has an ongoing banking relationship with U.S. Bank. The Eleventh Amendment to Amended and Restated Credit Agreement is attached hereto as Exhibit 10.1.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

      Exhibit No.    Description
      -----------    ------------------------------------------------

      10.1 Eleventh Amendment to Amended and Restated Credit Agreement between U.S. Bank National Association and Redhook Ale Brewery, Incorporated, dated as of September 28, 2004


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REDHOOK ALE BREWERY, INCORPORATED



Dated:  October 26, 2004                   By: /s/ DAVID J. MICKELSON
                                               --------------------------------
                                                  David J. Mickelson
                                                    Executive Vice President,
                                                    Chief Financial Officer and
                                                    Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -----------------------------------------------------------------

   10.1 Eleventh Amendment to Amended and Restated Credit Agreement between U.S. Bank National Association and Redhook Ale Brewery, Incorporated, dated as of September 28, 2004